SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2007
COPANO ENERGY, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-32329 (Commission File Number)	51-0411678 (I.R.S. Employer Identification No.)

2727 Allen Parkway, Suite 1200 Houston, Texas (Address of Principal Executive Offices)	77019 (Zip Code)
Registrant’s Telephone Number, including Area Code: (713) 621-9547
Not Applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-4(c))

Item 1.01 Entry into a Definitive Material Agreement.
     As previously reported in its Current Report on Form 8-K filed on April 11, 2007, Copano Energy, L.L.C. (“Copano”) entered into a Contribution Agreement dated as of April 5, 2007 (the “Contribution Agreement”) with Cimmarron Gathering GP, LLC, Taos Gathering, LP and Cimmarron Transportation, L.L.C. (collectively, the “Contributors”), pursuant to which Copano agreed to acquire from the Contributors all of the outstanding partnership interests in Cimmarron Gathering, LP, a Texas limited partnership (“Cimmarron”).
          In connection with the closing of the transactions contemplated by the Contribution Agreement, which occurred on May 1, 2007 (the “Closing”), Copano and the Contributors entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which Copano agreed to provide to the Contributors certain registration rights with respect to the common units issuable upon conversion of the Class C units issued to the Contributors at the Closing as partial consideration for the Cimmarron partnership interests, all as further described below. Pursuant to the Registration Rights Agreement, the Contributors are entitled to an aggregate of one demand registration and unlimited piggyback registrations with respect to such common units, in each case on the terms and conditions set forth therein.
     A copy of the Registration Rights Agreement is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On May 1, 2007, pursuant to the Contribution Agreement, Copano completed its previously announced acquisition (the “Acquisition”) of all of the outstanding partnership interests in Cimmarron for approximately $95.4 million in cash and securities, including estimated net working capital adjustments. The $95.4 million of consideration (the “Consideration”) for the Acquisition consisted of approximately $41.4 million of cash and 1,579,409 Class C units of Copano (the “Class C units”), as further described below, representing $54.0 million of the Consideration based on the average closing price of Copano’s common units over the 10 business days preceding the execution date of the Contribution Agreement. The cash portion of the Consideration was funded through borrowings under Copano’s existing revolving credit facility.
     The Cimmarron partnership interests were acquired from the Contributors by two indirect wholly- owned subsidiaries of Copano. Cimmarron’s assets consist primarily of approximately 3,820 miles of pipelines in central and eastern Oklahoma and in north Texas, of which approximately 430 miles are operated for natural gas service and approximately 50 miles are operated for crude oil gathering service, with the remainder held for potential future development.
     At the Closing, 453,838 of the Class C units otherwise issuable to the Contributors were deposited into escrow for up to one year to satisfy certain post-closing claims for indemnification by Copano, if any. If, at the six-month anniversary of the Closing, no indemnity claims exist with respect to certain representations and warranties of the Contributors (including with respect to title to the Cimmarron partnership interests), the amount of Class C units held in escrow will be reduced to $5.0 million valued in accordance with the Contribution Agreement.
Item 3.02. Unregistered Sales of Equity Securities.
     As further described above in Item 2.01 of this Current Report on Form 8-K, pursuant to the Contribution Agreement, Copano issued an aggregate of 1,579,409 Class C units to the Contributors at the Closing as part of the Consideration for the Acquisition. The Class C Units represented $54.0 million of the Consideration based on the average closing price of Copano’s common units over the 10 business days preceding the execution date of the Contribution Agreement. The Class C units were offered and issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

     The Class C units are a new class of equity interests in Copano. Up to 25% of the Class C units issued at the Closing will automatically convert to Copano common units on each of the six-month, 12-month, 18-month and 24-month anniversaries of the Closing (less any Class C units that have been redeemed by Copano pursuant to the escrow arrangement described above). Until such time as a Class C unit has converted to a common unit, such Class C unit will not be entitled to receive any of the quarterly cash distributions that are made with respect to Copano’s common units. The Class C units that are held by the Contributors outside of the escrow arrangement will convert prior to any Class C units held in escrow. The Class C units will otherwise have the same terms and conditions as the Copano common units, including with respect to voting rights. No vote of Copano’s common unitholders is required to convert the Class C units to Copano common units. The Class C units are not quoted for trading on the Nasdaq Stock Market LLC.
     The terms of the Class C units are set forth in an amendment to Copano’s Third Amended and Restated Limited Liability Company Agreement, a copy of which amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 3.03 Material Modification to Rights of Security Holders.
     Pursuant to the Contribution Agreement, at the Closing, Copano executed an amendment (the “Amendment”) to its Third Amended and Restated Limited Liability Company Agreement, which defines certain rights of the holders of equity interests in Copano, in order to create the Class C units. In addition, as further described in Item 1.01 of this Current Report on Form 8-K, pursuant to the Contribution Agreement, Copano entered into the Registration Rights Agreement at the Closing.
     For additional information about the Class C units, please read Item 3.02 and Item 5.03 of this Current Report on Form 8-K, which information is incorporated by reference into this Item 3.03. For additional information about the Registration Rights Agreement, please read Item 1.01 of this Current Report on Form 8-K, which information is incorporated by reference into this Item 3.03.
     A copy of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. A copy of the Registration Rights Agreement is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     As discussed above in Item 3.02 and Item 3.03 of this Current Report on Form 8-K, Copano amended its Third Amended and Restated Limited Liability Company Agreement at the Closing in order to create the Class C units.
     For additional information about the Class C units, please read Item 3.02 and Item 3.03 of this Current Report on Form 8-K, which information is incorporated by reference into this Item 5.03.
     A copy of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

3.1	Amendment No. 1 to Third Amended and Restated Limited Liability Company Agreement of Copano Energy, L.L.C. dated as of May 1, 2007

4.1	Registration Rights Agreement dated as of May 1, 2007 by and among Copano Energy, L.L.C., Cimmarron Gathering GP, LLC, Taos Gathering, LP and Cimmarron Transportation, L.L.C.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPANO ENERGY, L.L.C.
Date: May 4, 2007	By:	/s/ Douglas L. Lawing
		Name:	Douglas L. Lawing
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment No. 1 to Third Amended and Restated Limited Liability Company Agreement of Copano Energy, L.L.C. dated as of May 1, 2007

4.1	Registration Rights Agreement dated as of May 1, 2007 by and among Copano Energy, L.L.C., Cimmarron Gathering GP, LLC, Taos Gathering, LP and Cimmarron Transportation, L.L.C.